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                                                                    Exhibit 10.1


              AMENDMENT NO. 1 TO NOTE AGREEMENT AND LIMITED CONSENT

         Amendment No 1 to Note Agreement and Limited Consent (this "Amendment"), dated as of June 30, 1998, among National Propane Corporation, a Delaware corporation ("National Propane Corp."), National Propane SGP, Inc., a Delaware corporation ("National Propane SGP"), National Propane, L.P., a Delaware limited partnership (the "Company" and together with National Propane Corp. and National Propane SGP, collectively "National Propane"), and the holders (the "Holders") of the Company's 8.54% First Mortgage Notes due June 30, 2010 in the aggregate principal amount of $125,000,000, (the "Notes"), relating to the separate Note Agreements (the "Note Agreement"), dated as of June 26, 1996, among National Propane and the purchasers of the Notes listed in the Schedule of Purchasers attached thereto. Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Note Agreement.

         The parties hereto have agreed, subject to the terms and conditions hereof, to amend the Note Agreement as provided herein.

         In consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Amendments to Note Agreement.

                           (a) The first proviso in the definition of "Available
                  Cash" contained in Section 13 of the Note Agreement is hereby amended to read in its entirety as follows:

                 "provided that Available Cash shall not include





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                 amounts received as prepayments on the Partnership
                 Note other than (i) amounts scheduled to have been received on or prior to the end of such calendar quarter pursuant to the terms of Section 1 of the Partnership Note or (ii) up to $6,000,000 principal amount of the Partnership Note that is prepaid pursuant to Section 4.1(f) of the Partnership Note;"

                           (b) Clause (b)(ii) of the definition of "Consolidated
                  Cash Flow" contained in Section 13 of the Note Agreement is hereby amended to read in its entirety as follows:

                           "(ii) interest income received by the Company in connection with the Partnership Note; provided however, that in connection with any calculation required pursuant to Section 10.4 with respect to the fiscal quarters ended June 30, 1998, September 30, 1998 and December 31, 1998, respectively, interest income actually received in cash by the Company in connection with the Partnership Note shall be included in such calculation."

         2. Consent to Amendment of Partnership Note. The Holders of the Notes (the "Holders") hereby consent to the amendments of the Partnership Note effected by the Allonge Amendment attached hereto as Exhibit A.

         3. Consent to Amendment of Bank Credit Facilities. To the extent required by Section 19 of the Trust Agreement, the Holders hereby consent to the amendments of the Bank Credit Facilities effected by the Amendment to Bank Credit Facilities attached hereto as Exhibit B (the "Bank Amendment").

         4. Representations and Warranties of the Company. The Company represents and warrants that, as of the date hereof, (i) Triarc is not in default in the payment of principal, interest or any other amount due and payable on the Partnership Note and (ii) no Event of


                                       2





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Default or Potential Event of Default has occurred and is continuing under the
Note Agreement. In accordance with Section 17 of the Note Agreement, the representations and warranties contained in this Section 4 are, and shall be considered, representations and warranties of the Company under the Note Agreement.

         5. Subordinated Unit Distributions. The Company agrees that it will not make any Restricted Payment on account of the Subordinated Units with respect to the fiscal quarters ending June 30, 1998, September 30, 1998 and December 31, 1998. National Propane Corp. hereby agrees that it will not, directly or indirectly, receive or accept any Restricted Payment from the Company or National Propane Partners, L.P. ("NPP") on account of the Subordinated Units with respect to the fiscal quarters ending June 30, 1998, September 30, 1998 and December 31, 1998. As used herein, "Subordinated Units" shall mean the subordinated units representing subordinated general partner interests in NPP.

         6. Conditions Precedent. This Amendment shall become effective as of June 30, 1998, upon the satisfaction of the following conditions precedent (the "Effective Time"):

                           (a) Each of the Holders, or their special counsel,
                  shall have received counterparts of the Bank Amendment, duly executed and delivered by each of the parties thereto, which Bank Amendment shall be in full force and effect.

                           (b) This Amendment shall have been executed by the
                  Borrower and the Required Holders.


                                       3





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         7. Continuing Effect: No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Note Agreement and the Notes are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment of any other provision of the Note Agreement or the Notes.

         8. Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by an holder or holders at the time of any Notes.

         9. GOVERNING LAW. THIS AMENDMENT HAS BEEN EXECUTED IN THE CITY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         10. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses actually incurred by the Holders in connection with the preparation, review, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.

         11. Fee. At the Effective Time, the Borrower shall pay to each Holder a fee of .1475% of the outstanding principal amount of Notes held by such Holder on such date.

         12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together


                                       4





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shall constitute but one agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                      NATIONAL PROPANE CORPORATION

                                      By: Ronald R. Romineicki
                                          -------------------------------
                                          Ronald R. Rominiecki
                                          President and Chief Operating Officer

                                      NATIONAL PROPANE SGP, INC.,

                                      By: Ronald R. Rominiecki
                                          -------------------------------
                                          Ronald R. Rominiecki
                                          President and Chief Operating Officer

                                      NATIONAL PROPANE, L.P.

                                      By: NATIONAL PROPANE CORPORATION,
                                          its managing general partner

                                      By: Ronald R. Rominiecki
                                          -------------------------------
                                          Ronald R. Rominiecki
                                          President and Chief Operating Officer

                                      By:  NATIONAL PROPANE SGP, INC.,
                                           its special general partner

                                      By: Ronald R. Rominiecki
                                          -------------------------------
                                          Ronald R. Rominiecki
                                          President and Chief Operating Officer


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                                      CONNECTICUT GENERAL LIFE
                                         INSURANCE COMPANY

                                      By: CIGNA INVESTMENTS, INC.

                                      By:  James G. Schelling
                                         -------------------------------
                                           James G. Schelling
                                           Managing Director

                                      CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY, on behalf of
                                        Separate Account 66

                                      By: CIGNA INVESTMENTS, INC.

                                      By:  James G. Schelling
                                          -------------------------------
                                           James G. Schelling
                                           Managing Director

                                      LIFE INSURANCE COMPANY OF
                                            NORTH AMERICA

                                      By: CIGNA INVESTMENTS, INC.

                                      By:  James G. Schelling
                                          -------------------------------
                                           James G. Schelling
                                           Managing Director

                                      THE NORTHWESTERN MUTUAL LIFE
                                           INSURANCE COMPANY

                                      By: Gary A. Poliner
                                          -------------------------------
                                          Gary A. Poliner
                                          Its Authorized Representative


                                       6




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                              PRINCIPAL MUTUAL LIFE
                                INSURANCE COMPANY

                              By: Clint Woods
                                  -------------------------------
                                  Clint Woods
                                  Counsel

                              By: Christopher J. Henderson
                                  -------------------------------
                                  Christopher J. Henderson
                                  Counsel

                              KEYPORT LIFE INSURANCE COMPANY

                              By:  STEIN ROE & FARNHAM,
                                   INCORPORATED, as agent

                              By: Richard A. Hegwood
                                  ------------------------------
                                  Richard A. Hegwood
                                  Senior Vice President

                              GENERAL AMERICAN LIFE
                                 INSURANCE COMPANY

                              By:  CONNING ASSET MANAGEMENT

                              By: Laura R. Caro
                                  -------------------------------
                                  Laura R. Caro
                                  Senior Vice President, Conning Asset
                                  Management Company

                              TMG LIFE INSURANCE COMPANY

                              By:  THE MUTUAL GROUP (U.S.), INC.,
                                   its agent

                                   By: Constance L.   Keller
                                       -------------------------------
                                       Constance L. Keller
                                       Director, Private Placements

                                   By: Michael J. Steppe
                                       -------------------------------
                                        Michael J. Steppe
                                        Senior Vice President


                                       7




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                              SECURITY LIFE OF DENVER
                                 INSURANCE COMPANY

                                By:  ING INVESTMENT MANAGEMENT LLC,
                                     its Agent

                                By: Fred C. Smith
                                   -------------------------------
                                    Fred C. Smith
                                    SVP and Managing Director

                             MIDWESTERN UNITED LIFE
                               INSURANCE COMPANY

                               By: ING INVESTMENT MANAGEMENT LLC,
                                   its Agent

                               By:  Fred C. Smith
                                    -------------------------------
                                    Fred C. Smith
                                    SVP and Managing Director

                               PEERLESS INSURANCE COMPANY

                               By:  ING INVESTMENT MANAGEMENT LLC,
                                    its Agent

                               By: Fred C. Smith
                                   -------------------------------
                                   Fred C. Smith
                                   SVP and Managing Director

                               NORTHERN LIFE INSURANCE COMPANY

                               By:      James V. Wittich
                                        -------------------------------
                                        James V. Wittich
                                        Assistant Treasurer


                                       8





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                        RELIASTAR LIFE INSURANCE COMPANY
                                      F/K/A
                        NORTHWESTERN NATIONAL LIFE
                          INSURANCE COMPANY


                        By: James V. Wittich
                            ------------------------------
                            James V. Wittich
                            Authorized Representative


                        TEACHERS INSURANCE AND ANNUITY
                           ASSOCIATION OF AMERICA

                        By: Loren S. Archibald
                            ------------------------------
                            Loren S. Archibald
                            Managing Director, Private Placements

                        PACIFIC MUTUAL LIFE
                        INSURANCE COMPANY

                        By: Diane W. Dales
                            ------------------------------
                            Diane W. Dales
                            Assistant Vice President

                        By: Peter S. Fiek
                            ------------------------------
                            Peter S. Fiek
                            Assistant Secretary

                        JEFFERSON PILOT LIFE INSURANCE COMPANY

                        By: Robert E. Whalen, II
                            ------------------------------
                            Robert E. Whalen, II
                            Second Vice President


                                       9




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                            THE LINCOLN NATIONAL LIFE
                            INSURANCE COMPANY

                            By:  Lincoln Investment Management, Inc.,
                                 Its Attorney In Fact

                            By: J. Steven Staggs
                                ------------------------------
                                J. Steven Staggs
                                Vice President

                            LINCOLN LIFE & ANNUITY COMPANY
                                  OF NEW YORK

                            By:  Lincoln Investment Management, Inc.,
                                 Its Attorney In Fact

                            By: J. Steven Staggs
                                ------------------------------
                                J. Steven Staggs
                                Vice President



                                       10


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